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                               JARDEN CORPORATION
                           RESTRICTED STOCK AGREEMENT

         RESTRICTED STOCK AGREEMENT (the "Agreement") made as of this 4th day of August, 2003, by and between Jarden Corporation, a Delaware corporation, having its principal office at 555 Theodore Fremd Avenue, Rye, New York 10580 (the "Corporation"), and James E. Lillie residing at 49 Powder Horn Hill Road, Wilton, CT 06897 (the "Shareholder"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Corporation's 2003 Stock Incentive Plan.

                              W I T N E S S E T H:

         WHEREAS, the Corporation has heretofore adopted the Jarden Corporation 2003 Stock Incentive Plan (the "Plan") for the benefit of certain employees, officers, directors, consultants, independent contractors and advisors of the Corporation or any parent, affiliate or subsidiary of the Corporation (a "Participating Corporation"), which Plan has been approved by the Corporation's stockholders; and

         WHEREAS, the Restricted Stockholder is a valued and trusted employee of the Corporation and/or a Participating Corporation and the Corporation believes it to be in the best interests of the Corporation to reward the Restricted Stockholder for prior services and to secure the future services of the Restricted Stockholder by providing the Restricted Stockholder with an inducement to remain an employee of the Corporation and/or a Participating Corporation and through the grant of restricted shares of common stock (the "Common Stock"), par value $.01 per share, of the Corporation.

         NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

         1. GRANT OF RESTRICTED SHARES. Pursuant to the provisions of the Plan, effective as of August 8, 2003 (the "Date of Grant"), the Corporation hereby grants to the Restricted Stockholder Thirty-Five Thousand (35,000) shares of Common Stock (the "Restricted Shares"), subject to all of the terms and conditions of this Agreement and the Plan. As more fully described below, the shares granted hereby are subject to forfeiture by the Restricted Stockholder if certain criteria are not satisfied.

         2. VESTING PERIOD.

         (a) Vesting. The Restricted Shares shall vest and become nonforfeitable upon the earlier of:

              (i) the date that the per share stock price of the Common Stock equals or exceeds forty dollars ($40.00), subject to adjustment pursuant to Section 18.4 of the Plan or as otherwise mutually agreed in writing between the parties; or

              (ii) the date that there is a Change-of-Control Event of the
                   Company.
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         (b) Notwithstanding the vesting schedule set forth in 2(a) above, schedule may be accelerated by the Board of Directors or the Committee, in their sole decision.

         (c) Restricted Shares that are vested pursuant to the provisions of this Section 2 hereof are "Vested Restricted Shares." Restricted Shares that are not vested pursuant to Section 2 hereof are "Unvested Restricted Shares."

         (d) Termination of Employment. If the Restricted Stockholder ceases to be an employee of the Corporation or any Participating Corporation for any reason whatsoever including, death, Disability, voluntary termination or termination by the Corporation or any Participating Corporation, prior to the satisfaction of the vesting provisions set forth in Section 2 hereof, notwithstanding anything to the contrary contained in this Agreement, no further portion of his or her Restricted Shares shall become vested pursuant to this Agreement and such Unvested Restricted Shares shall be forfeited effective as of the date that the Restricted Stockholder ceases to be so employed by the Corporation. For purposes of this Section 2, employment shall be considered as
(i) continuing uninterrupted during any bona fide leave of absence approved in writing by the Committee (such as those attributable to prolonged illness), and
(ii) continuing after any change of employment within or among the Corporation and any Participating Corporation so long as the Restricted Stockholder continues to be an employee of the Corporation or any Participating Corporation. In the event that the Restricted Stockholder continues to provide services to the Corporation or a Participating Corporation upon a termination of employment, the Committee may, in its sole discretion, determine that no termination shall occur until such time as such individual is no longer providing services to the Corporation or a Participating Corporation.

         3. NON-TRANSFERABILITY. Until the Restricted Shares shall be vested and until the satisfaction of any and all other conditions specified herein, the Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Restricted Stockholder, except upon the written consent of the Corporation.

         4. CERTIFICATES FOR SHARES, DIVIDENDS AND STOCKHOLDER RIGHTS.

         (a) Certificates for Restricted Shares shall be issued in the Restricted Stockholder's name and shall be held by the Corporation until the Restricted Shares shall become vested. The Corporation shall serve as attorney-in-fact for the Restricted Stockholder during the period during which the Restricted Shares are unvested with full power and authority in the Restricted Stockholder's name to assign and convey to the Corporation any Restricted Shares held by the Corporation for the Restricted Stockholder if the Restricted Stockholder forfeits the shares under the terms of this Agreement and the Plan. Certificates representing the Restricted Shares shall bear the following legend:

                   "The Shares represented by this Stock Certificate have been granted as restricted stock under the Jarden Corporation 2003 Stock Incentive Plan. Without the prior written consent of the Corporation, the Shares represented by this Stock Certificate may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or



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                   disposed of unless the restrictions set forth in the
                   Restricted Stock Agreement between the registered holder of these Shares and Jarden Corporation shall have lapsed."

                   Upon the vesting of the Restricted Shares, the Corporation shall so notify the Secretary of the Corporation and the Secretary shall obtain from the Corporation Certificates representing all such shares that have vested, which Certificates shall not bear any restrictive endorsement making reference to this Agreement, and shall promptly issue and deliver such Certificates, if any, to the Restricted Stockholder.

         (b) Upon the full execution of this Agreement, subject to the provisions of Section 2 hereof, the Restricted Stockholder shall have all the rights of a stockholder with respect to such Restricted Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Restricted Shares; provided, however, that such Restricted Shares and any new, additional or different securities the Restricted Stockholder may become entitled to receive with respect to such Restricted Shares by virtue of a stock split, dividend or other change in the corporate or capital structure of the Corporation shall be subject to the vesting and forfeiture provisions, restrictions on transfer and other restrictions set forth in this Agreement and the Plan.

         5. SHARE ADJUSTMENTS. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation's assets to stockholders, or any other change affecting shares of the Corporation's capitalization, the Committee in its discretion may make such adjustments as it may deem appropriate to reflect such change and to fairly preserve the intended benefits of the Plan.

         6. NO RIGHT TO CONTINUED EMPLOYMENT. NOTHING IN THIS AGREEMENT SHALL CONFER UPON THE RESTRICTED STOCKHOLDER ANY RIGHT WITH RESPECT TO CONTINUANCE OF EMPLOYMENT BY THE CORPORATION OR ANY PARTICIPATING CORPORATION, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF THE CORPORATION OR ANY PARTICIPATING CORPORATION TO TERMINATE THE RESTRICTED STOCKHOLDER'S EMPLOYMENT AT ANY TIME. THIS AGREEMENT DOES NOT CONSTITUTE AN EMPLOYMENT CONTRACT. THIS AGREEMENT DOES NOT GUARANTEE EMPLOYMENT FOR THE LENGTH OF TIME OF THE VESTING PERIOD OR FOR ANY PORTION THEREOF.

         7. SECTION 83(b) ELECTION. If the Restricted Stockholder files an election with the Internal Revenue Service to include the Fair Market Value of any Restricted Shares in gross income as of the Date of Grant, the Restricted Stockholder agrees to promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

         8. WITHHOLDING TAXES. The Restricted Stockholder acknowledges that the Corporation is not responsible for the tax consequences to the Restricted Stockholder of the granting or vesting of the Restricted Shares, and that it is the responsibility of the Restricted Stockholder to consult with the Restricted Stockholder's personal tax advisor regarding all matters with respect to the tax consequences of the granting and vesting of the Restricted Shares.


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The Corporation shall have the right to deduct from the Restricted Shares or any payment to be made with respect to the Restricted Shares any amount that federal, state, local or foreign tax law required to be withheld with respect to the Restricted Shares or any such payment. Alternatively, the Corporation may require that the Restricted Stockholder, prior to or simultaneously with the Corporation incurring any obligation to withhold any such amount, pay such amount to the Corporation in cash or in shares of the Corporation's Common Stock (including shares of Common Stock retained from the Restricted Stock Award creating the tax obligation), which shall be valued at the Fair Market Value of such shares on the date of such payment. In any case where it is determined that taxes are required to be withheld in connection with the issuance, transfer or delivery of the shares, the Corporation may reduce the number of shares so issued, transferred or delivered by such number of shares as the Corporation may deem appropriate to comply with such withholding. The Corporation may also impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements under the Exchange Act.

         9. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of Restricted Shares shall be subject to compliance by the Corporation and Restricted Stockholder with (i) all applicable requirements of federal and state securities laws, (ii) all applicable requirements of any stock exchange on which the Corporation's Common Stock may be listed and (iii) any applicable policy of the Corporation regarding the trading of securities of the Corporation, each at the time of such issuance and transfer.

         10. RESTRICTED STOCKHOLDER BOUND BY PLAN. The Restricted Stockholder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control. The Restricted Stockholder agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

         11. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Restricted Stockholder or the Corporation to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Corporation and Restricted Stockholder.

         12. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

         13. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Corporation at its principal corporate offices. Any notice required to be given or delivered to Restricted Stockholder shall be in writing and addressed to Restricted Stockholder at the address indicated above or to such other address as such party may designate in writing from time to time to the Corporation. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any


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return receipt express courier (prepaid); or (iv) one (1) business day after transmission by facsimile.

         14. SUCCESSORS AND ASSIGNS. The Corporation may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Restricted Stockholder and Restricted Stockholder's heirs, executors, administrators, legal representatives, successors and assigns.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, applicable to agreements made and to be performed entirely within such state, other than conflict of laws principles thereof directing the application of any law other than that of Delaware.

         16. ACCEPTANCE. Restricted Stockholder hereby acknowledges receipt of a copy of the Plan and this Agreement. Restricted Stockholder has read and understands the terms and provisions thereof, and accepts this Restricted Shares subject to all the terms and conditions of the Plan and this Agreement. These Restricted Share are subject to, and the Corporation and the Restricted Stockholder agree to be bound by, all of the terms and conditions of the Plan under which the Restricted Shares were granted, as the same shall have been amended, restated or otherwise modified from time to time in accordance with the terms hereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control. Pursuant to said Plan, the Board of Directors of the Corporation, or the Committee, is vested with final authority to interpret and construe the Plan and this Agreement, and its present form is available for inspection during the business hours by the Restricted Stockholder at the Corporation's principal office. Restricted Stockholder acknowledges that there maybe adverse tax consequences upon receipt of the Restricted Shares or disposition of the Restricted Shares and that the Corporation has advised Restricted Stockholder to consult a tax advisor prior to such receipt and disposition.

         17. MISCELLANEOUS

              (a) This Agreement cannot be amended, supplemented or changed, and no provision hereof can be waived, except by a written instrument making specific reference to this Agreement and signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. A waiver of any right derived hereunder by either the Restricted Stockholder or Corporation shall not be deemed a waiver of any other right derived hereunder.

              (b) This Agreement may be executed in any number of counterparts, but all counterparts will together constitute but one agreement.

                            (signature page follows)



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         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and the Restricted Stockholder has executed this Agreement as of the Date of Grant.

                                   JARDEN CORPORATION


                                By: /s/ J. David Tolbert
                                   -------------------------
                                   Name:  J. David Tolbert
                                   Title: Vice President, Human Resources and
                                                         Administration


                                   RESTRICTED STOCKHOLDER


                                         /s/ James E. Lillie
                                   -----------------------------
                                   Name:  James E. Lillie
                                   Address:
                                           -----------------------------

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                                   Telecopier No.:
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